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                                                                   Exhibit 10.29



                            Hines Horticulture, Inc.


                            EXECUTIVE INCENTIVE PLAN


                                February 25, 2004


              Approved by the Compensation Committee of the Board
                        of Directors on February 25, 2004


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                            EXECUTIVE INCENTIVE PLAN

                                      2004


[ ]      OBJECTIVES:

The Hines Horticulture Executive Incentive Plan (the Plan) has been designed to provide an incentive to meet and exceed financial and operational goals, and to promote a superior level of performance. Within the overall context of Hines' pay philosophy and culture, the specific objectives of the Plan are to:

         o    Provide competitive levels of total cash compensation.
         o    Align pay with organizational and individual performance.
         o    Focus executive attention on key business metrics.
         o Provide a significant incentive for achieving and exceeding performance goals.
         o    Create a focus on shareholder value.
         o    Be simple, easily understood and administered.

[ ]      PLAN TIMING AND ADMINISTRATION:

         o The plan is effective January 1, 2004, and will remain so until cancelled or amended by the Compensation Committee.
         o Awards will be paid to eligible participants within 60 days following the receipt of audited financial results but in no case later than March 15.
         o Hines management will have primary responsibility for Plan administration and award calculation.
         o As delegated by the Board of Directors, the Compensation Committee (the Committee) will be responsible for overall Plan approval, for approving performance goals (as recommended by management), and approving award payment based on financial results and calculated payments.
         o The Compensation Committee will also designate those positions eligible to participate in the Plan based on the recommendations of management.

Any decision made or action taken by Hines, the Board, or the Compensation Committee in connection with the administration of the Plan shall be at their absolute discretion and will be conclusive and binding on all parties. No member of the Board, the Compensation Committee or employee of Hines will be liable for any action related to plan administration whether of omission or commission.

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[ ]      PLAN DESIGN:

ELIGIBILITY AND TARGET AWARDS
-----------------------------

Eligibility will be approved by the Committee based on management recommendation and will be limited to positions that have a significant impact on the success of the organization.

Participation and target award levels (express as a percentage of BASE SALARY) are as follows:

              --------------------------------------------------------------- ------------------
                                           TIER                                 AWARD TARGETS*
                                (REPRESENTATIVE POSITION)
              --------------------------------------------------------------- ------------------
                                          Tier I                                     70%
                                        (CEO/COO)
              --------------------------------------------------------------- ------------------
                                         Tier II                                     60%
                            (CFO, VP Organization Development)
              --------------------------------------------------------------- ------------------
                                         Tier III                                    50%
                                    (VP & GM Regions)
              --------------------------------------------------------------- ------------------
                                         Tier IV                                     40%
               (New Vice Presidents, General Managers, Operations Managers)
              --------------------------------------------------------------- ------------------
                                          Tier V                                     30%
                           (Scheduling Managers, Site Managers,
                            Key Corporate Resources Managers)
              --------------------------------------------------------------- ------------------
                                         Tier VI                                     20%
                   (VP Customer Relations, Market Area Sales Managers,
               Production Managers, Regional Resources, Senior Propagation
                                        Managers)
              --------------------------------------------------------------- ------------------
                                         Tier VII                                    15%
               (Distribution Managers, Propagation Managers, Senior Office
                     Manager, Senior Store Service Program Managers)
              --------------------------------------------------------------- ------------------
                                        Tier VIII                                    10%
               (Office Managers, Propagation Managers, Corporate Managers)
              --------------------------------------------------------------- ------------------

                           *For 100% goal achievement

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In general, only eligible participants who are actively employed on the last day of the measurement period (December 31) will be eligible for an award.
Specifically:

o Employees who terminate during the plan year for reasons of death, disability, (as determined by the Company), retirement or job elimination may receive a pro-rated award share at the normal award date.
o Employees who terminate for any other reason (voluntary or involuntary) forfeit rights to an award for that year.
o Employees, who enter the plan during the year or are promoted into a higher level during the plan year, will be pro-rated for the full months spent in the position.
o Award targets will be based on base salaries as of January 1st of each plan year and base salary changes will not affect the award target level.
o Notwithstanding any other provisions of the Plan, the Committee may, at its sole discretion, permit full or partial payment of an award which otherwise would have been forfeited as a result of termination during the year.

PERFORMANCE METRICS
-------------------

The Plan will measure and reward for CORPORATE, REGIONAL/SITE, and INDIVIDUAL performance. Specific weightings can be found on page 8. Specific performance standards for the year will be recommended by management and approved by the committee on an annual basis.

>> CORPORATE PERFORMANCE

The key performance metric will be determined by the Board of Directors.
o    For the 2004 plan, the measures will be:
     o FREE CASH FLOW
     o REVENUE
o Weighting for the measurements will be determined by the Board of Directors. Target performance will be at 100% of the plan value as approved by the Compensation Committee on an annual basis. For the 2004 plan, target, threshold, and weighting will be:
     o CASH FLOW - 70% WEIGHTING
       o Target - 100%
       o Threshold - 90%
       o NOTE: Performance below 90% of target free cash flow generates no pool funding for any of the elements of this plan (revenue portion, corporate portion, regional/site portion, and the individual portion)
     o REVENUE - 30% WEIGHTING
       o Target - 100%
       o Threshold - 95%
       o NOTE: ROS performance below previous year's level (less 50 basis points or more) results in zero funding for this performance element.


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>> REGIONAL / SITE PERFORMANCE

     o Regional performance will be measured by FREE CASH FLOW and REVENUE for the site.
       o The sum of free cash flow for all 13 sites equals the total corporate free cash flow and the sum of revenue for all 13 sites equals the total corporate revenue.
       o Sites with Return on Sales below 10% are not eligible to participate in any of the elements of this program (corporate, regional/site, and/or individual).
     o The performance range mirrors the performance range for the corporate performance (i.e., 90% to 120% of target) as well as the weighting
       (Cash Flow = 70% and Revenue = 30%).
       o Corporate performance below 90% of target Free Cash Flow results in zero pool funding - even if site performance is above the threshold.
       o ROS performance below previous year's level (less 50 basis points or more) results in zero funding for the Revenue performance element.

>>  INDIVIDUAL GOALS

Each plan participant will have between three and five individual goals. These goals will be tied to the business plan and will be:

o        Specific
o        Measurable
o        Action Oriented
o        Realistic, and
o        Time/budget controlled

Some of the goals included by the Committee in the individual category may be qualitative. If performance-to-goal cannot be quantified, management and/or Committee discretion will be used to evaluate goal attainment as follows:

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
      PERFORMANCE               DID NOT          PARTIALLY ACHIEVED            FULLY                  CLEARLY
                                ACHIEVE                                       ACHIEVED               EXCEEDED
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Award as a % of Target         0% to 25%             26% to 90%             91% to 105%            106% to 120%
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

Discretion within performance zones will allow for the quality of the results and the impact of external circumstances on performance. For example, if a manager made great progress on goal attainment under difficult circumstances, they might receive an award of 85%, even though the goal was not achieved. A similar result reached under favorable circumstances might only result in a 30% award.

Individual Goals (KRA's) will be a component of the Hines Executive Incentive Plan for participants in Tiers I-V for 2004. Participants in Tiers VI, VII and VIII will have the Individual Goal component included in the Incentive Plan calculation beginning in 2005.

GOALS IN EACH CATEGORY WILL BE CALCULATED INDEPENDENTLY, EXCEPT IN THE CASE WHERE PERFORMANCE IN THE KEY METRIC (CASH FLOW), CALLS BELOW 90% OF TARGET (SEE PAGE 4). IN THAT CASE, NO AWARDS WILL BE AVAILABLE FOR CORPORATE, REGIONAL/SITE OR INDIVIDUAL (KRA) PERFORMANCE.

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>> LEVERAGE FOR CORPORATE AND REGIONAL/SITE GOALS

Performance for the two performance metrics will be calculated based on the following risk/reward curve:

o    Cash Flow
     o Threshold:  90% of performance = 50% of target payout.
     o Between 90% and 95% performance = each 1 percentage point increase in performance results in an 8 percentage point increase in payout.
       (EX. 91% CASH FLOW = 58% BONUS ATTAINMENT FOR THE COMPONENT)
     o Between 95% and Target (100%) = 1 each percentage point increase in performance results in a 2 percentage point increase in payout.
     o Target:  100% of performance = 100% payout.
     o Above 100% performance = each 1 percentage point increase in performance results in 2.5 percentage point increase in payout (TO A MAXIMUM AWARD OF 150% OF TARGET)

o    Revenue
     o Threshold:  95% of performance = 90% of target payout.
     o Between 95% and 100% Performance = each 1 percentage point increase in performance results in 2 percentage point increase in payout.
     o Target:  100% of performance = 100% of payout.
     o Above 100% performance = each 1 percentage point increase in performance results in 2.5 percentage point increase in payout (TO A MAXIMUM AWARD OF 150% OF TARGET)

Again, ROS performance below the previous year (minus 50 basis points) results in zero payout for this element.


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>> PERFORMANCE WEIGHTS

The mix of performance goals for the Plan participants is as follows. The differences in mix reflect difference in job focus, and the ability of the different levels to influence results.

------------------------------ ----------- --------------- -----------------
           TITLE                CORPORATE   REGIONAL/SITE    INDIVIDUAL(1)
------------------------------ ----------- --------------- -----------------
          CEO/COO                  90%            0%              10%
------------------------------ ----------- --------------- -----------------
            CFO                    90%            0%              10%
   VP Customer Relations
    VP Org. Development
------------------------------ ----------- --------------- -----------------
       Regional VP's               20%           70%              10%
------------------------------ ----------- --------------- -----------------
      General Managers             20%           70%              10%
  Site and Sales Managers
------------------------------ ----------- --------------- -----------------
    Corporate Positions           100%            0%             0%(2)
------------------------------ ----------- --------------- -----------------
     Site Managers and             20%           80%             0%(2)
Other Regional Participants
------------------------------ ----------- --------------- -----------------

(1)For 2004, Individual Performance component (KRA's) will only be applicable to CEO, his direct reports and executives in Tiers IV and V.
(2)Individual Performance component will incorporate KRA's for use in 2005 but for 2004, only Corporate and Regional/Site performance will be used in annual incentive payout calculation.


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AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION

Hines reserves the right, by and through its Compensation Committee to amend, modify, suspend, reinstate or terminate all or part of the Plan at any time. The Compensation Committee will give prompt written notice to each participant of any amendment, suspension or termination or any material modification of the Plan. In the event of a merger or acquisition, the Plan and related financial formulas will be reviewed and, if necessary, revised to take into account the financial status of any merged institution. The Committee will have the authority and discretion to interpret final results, consider extraordinary events, and determine final award payment as is necessary or fiscally advisable.


NO EMPLOYMENT CONTRACT

Neither establishment nor the maintenance of the Plan shall be construed as conferring any legal rights upon any participant or any person for a continuation of employment, nor shall it interfere with the right of an employer to discharge any participant or otherwise deal with him/her without regard to the existence of the Plan.


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